UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 23, 2018
Date of Report (Date of earliest event reported)
_____________________

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.    Entry into a Material Definitive Agreement.

On March 23, 2018, Huron Consulting Group Inc. (the “Company”), and certain of the Company’s subsidiaries entered into a third amendment (the "Third Amendment") to the Second Amended and Restated Credit Agreement dated March 31, 2015, as amended to date (as amended and modified, the "Credit Agreement"), by and among the Company, as borrower; certain subsidiaries of the Company, as guarantors; the lenders identified therein and Bank of America, N.A., as administrative agent and collateral agent.

Among other items, the Third Amendment:

•	Extends the maturity date from March 31, 2020 to March 23, 2023;

•	Increases the allowable aggregate amount of increases to the Aggregate Revolving Commitments or new or additional term loans from $100 million to $150 million;

•	Increases the base amount of allowable Restricted Payments when the Consolidated Leverage Ratio is greater than 3.00 to 1.0 from $50 million to $75 million;

•	Increases the maximum Consolidated Leverage Ratio allowed, such that at the end of each fiscal quarter, the Consolidated Leverage Ratio will not be greater than:

Fiscal Quarters
Fiscal Years	March 31	June 30	September 30	December 31
2017				3.75:1.0
2018	4.00:1.0	4.00:1.0	3.75:1.0	3.75:1.0
2019	3.75:1.0	3.75:1.0	3.50:1.0	3.50:1.0
2020 and thereafter	3.50:1.0	3.50:1.0	3.50:1.0	3.50:1.0

•	Makes certain changes to the definition of Consolidated EBITDA; and

•	Modifies the assignment and allocation of interests to the lenders.

The capitalized terms above are defined in the Credit Agreement or Third Amendment, as applicable. A copy of the Third Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment.

A copy of the press release announcing the Third Amendment is being filed as Exhibit 99.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01. above is incorporated herein by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

10.1
Amendment No. 3 of the Credit Agreement, dated as of March 23, 2018, by and among Huron Consulting Group Inc., as Borrower, certain subsidiaries, as Guarantors, and Bank of America, N.A., as Administrative Agent for and on behalf of the Lenders.

99.1	Press release dated March 29, 2018, announcing the Third Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	March 29, 2018	/s/ John D. Kelly
John D. Kelly
Executive Vice President, Chief Financial Officer, and Treasurer